SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                           NOCOPI TECHNOLOGIES, INC.
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Contact: Jack H. Halperin
         212-378-1200, ext. 105

                              FOR IMMEDIATE RELEASE

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           NOCOPI TECHNOLOGIES, INC. EXPECTS QUORUM AT ANNUAL MEETING

West Conshohocken, Pa. December 13, 1999/PRNewswire. Nocopi Technologies, Inc. (OTC Bulletin Board: "NNUP") today announced that based upon information received from its transfer agent and ADP it believes that a quorum will be present at its Annual Meeting scheduled for December 15, 1999.

     Nocopi Technologies, Inc. was founded in 1984 and is based in West Conshohocken, Pennsylvania. The company is engaged in the business of developing solutions against counterfeiting, product diversion, document security and authentication via patented technologies including invisible ink and reactive thread.

FORWARD-LOOKING INFORMATION

     The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Act of 1995. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results (expressed or implied) will not be realized.